UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2023

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 1112 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, the Board of Directors of American Shared Hospital Services (the “Company”) approved a management reorganization.

Pursuant to the reorganization, Raymond Stachowiak, who previously served as the Chief Executive Officer of the Company, was appointed as Executive Chairman of the Board. He will no longer serve as Chief Executive Officer. Mr. Stachowiak will continue to serve as the principal executive officer of the Company. Peter Gaccione, who previously served as the Chief Operating Officer of the Company, was appointed as the Company’s Chief Executive Officer. Mr. Gaccione will no longer serve as the Company’s Chief Operating Officer.

The Board also approved the initiation of a search for a replacement Chief Financial Officer. Craig Tagawa, who currently serves as the President, Chief Financial Officer and Assistant Secretary of the Company, will continue to serve in his current role until a replacement Chief Financial Officer is found. Mr. Tagawa will also continue to serve as the principal financial officer and principal accounting officer of the Company. Upon the hiring of a replacement Chief Financial Officer, Mr. Tagawa will continue to serve as the President and Assistant Secretary of the Company.

Item 8.01

On March 10, 2023, the Company issued a press release announcing the management reorganization. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 10, 2023.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: March 10, 2023	By:	/s/ Raymond C. Stachowiak
By: Raymond C. Stachowiak
Title: Executive Chairman of the Board